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                                                                 EXHIBIT 23.01


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

     We hereby consent to the incorporation by reference in Registration Statements No. 33-19511, No. 33-38019 and No. 33-19510 on Form S-8 of our report dated August 19, 1995, appearing in this Annual Report on Form 10-K of II-VI Incorporated for the years ended June 30, 1995 and 1994.





Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania
September 13, 1995